UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  05/21/2013

Del Frisco's Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-35611

Delaware	20-8453116
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

930 S. Kimball Ave., Suite 100
Southlake, TX 76092
(Address of principal executive offices, including zip code)

(817) 601-3421
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders

On May 21, 2013, Del Frisco's Restaurant Group, Inc. (the "Company") held its Annual Meeting of Stockholders, at which the following items were voted upon.

(1)        Election of Directors:

                                                                  For         Withheld

        Bradley P. Boggess        18,374,641    3,715,103
        Samuel D. Loughlin        18,374,641    3,715,103
        Jeffrey B. Ulmer        18,374,641    3,715,103

There were 406,031 broker non-votes for each nominee.

(2)        Ratification of the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013:

        For         Against        Abstain

        20,595,261        1,894,628        5,886

There were no broker non-votes on this proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Frisco's Restaurant Group, Inc.

Date: May 21, 2013	By:	/s/ Thomas J. Pennison, Jr.
Thomas J. Pennison, Jr.
Chief Financial Officer